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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2


Section 7.3 Indenture                         Distribution Date:        10/16/00
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(I)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                              0.00
              Class B Principal Payment                              0.00
              Class C Principal Payment                              0.00
                    Total

       Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                              0.00
              Class B Principal Payment                              0.00
              Class C Principal Payment                              0.00
                    Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement              5,208,968.75
              Class B Note Interest Requirement                446,351.56
              Class C Note Interest Requirement                606,267.20
                    Total                                    6,261,587.52

       Amount of the distribution allocable to the interest on the Notes per
        $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                   5.78774
              Class B Note Interest Requirement                   5.95135
              Class C Note Interest Requirement                   6.28719

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                  900,000,000
              Class B Note Principal Balance                   75,000,000
              Class C Note Principal Balance                   96,429,000

(iv)   Amount on deposit in Owner Trust Spread Account      10,714,290.00

(v)    Required Owner Trust Spread Account Amount           10,714,290.00


                                          By:
                                                     ------------------

                                          Name:      Patricia M. Garvey
                                          Title:     Vice President
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